                      FIRST AMENDMENT TO CREDIT AGREEMENT

          FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of March 28, 2003, among STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation (the "Corporation"), each additional ALTERNATE CURRENCY REVOLVING LOAN BORROWER from time to time party to the Credit Agreement (as referred to below) (together with the Corporation, collectively, the "Borrowers"), the LENDERS from time to time party to the Credit Agreement (the "Lenders"), DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent (in such capacity, the "Administrative Agent"), J.P. MORGAN CHASE BANK, as Syndication Agent (in such capacity, the "Syndication Agent"), BANK OF AMERICA, N.A., FLEET NATIONAL BANK and SOCIETE GENERALE, as Co-Documentation Agents (in such capacity, collectively, the "Co-Documentation Agents" and each, a "Co-Documentation Agent"), and DEUTSCHE BANK SECURITIES INC. and JP MORGAN SECURITIES INC. as Co-Lead Arrangers and Joint Book Running Managers (in such capacity, collectively, the "Managers"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:

          WHEREAS, the Corporation, the Lenders, the Administrative Agents, the Syndication Agents, the Co-Documentation Agents and the Managers are parties to that certain Credit Agreement, dated as of October 9, 2002 (the "Credit Agreement");

          WHEREAS, the Corporation and its Subsidiaries desire to modify the maximum Consolidated Leverage Ratio set forth in Section 9.06 of the Credit Agreement for the last day of the fiscal quarter ended March 31, 2003; and

          WHEREAS, in connection with the foregoing, the Corporation and its Subsidiaries wish to request certain modifications to provisions in the Credit Agreement in order to permit the matters described herein, subject to all of the terms and provisions contained in this Amendment and only to the extent set forth in this Amendment.

          NOW, THEREFORE, it is agreed:

PART I.   Amendments to the Credit Agreement.

          SECTION 1. Maximum Consolidated Leverage Ratio; Section 9.06. From and after the First Amendment Effective Date (as defined below), Section 9.06 of the Credit Agreement shall be amended by (i) deleting the ratio "5.25:1.00" set forth opposite the date "March 31, 2003" appearing in the table in said Section
9.06 and inserting the ratio "5.75:1.00" in lieu thereof.

PART II.  Miscellaneous Provisions

          A. Each Guarantor and each Borrower, by their signatures below, hereby confirms that the Guaranty shall remain in full force and effect and the Guaranty covers the obligations of each of the Borrowers under the Credit Agreement, as modified and amended by this Amendment.

          B. In order to induce the Lenders to enter into this Agreement, the Corporation represents and warrants to the Lenders that, on the First Amendment Effective Date, before, as of and after giving effect to the execution, delivery and performance by the Corporation of this Amendment and the transactions contemplated hereby, (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained in the Credit Agreement and in other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the First Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).

          C. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          D. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Corporation and the Administrative Agent.

          E. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          F. This Amendment shall become effective on the date (the "First Amendment Effective Date") when each of the Borrowers, each Guarantor and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent (or its designee). Administrative Agent shall promptly deliver notice to the Corporation of the occurrence of the First Amendment Effective Date.

          G. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. This Amendment shall constitute a Credit Document for all purposes under the Credit Agreement and the other Credit Documents.


                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                      STARWOOD HOTELS & RESORTS WORLDWIDE, INC., as the Borrower and Guarantor

                                      By: /s/ Jeff S. Drew
                                         ---------------------------------------
                                      Name:  Jeff S. Drew
                                      Title: Senior Vice President and Treasurer

                                      STARWOOD CANADA CORP.,  as an Alternate
                                      Currency Revolving Loan Borrower

                                      By: /s/ Jeff S. Drew
                                         ---------------------------------------
                                      Name:  Jeff S. Drew
                                      Title: Authorized Signatory

                                      STARWOOD HOLDING CORPORATION, as Guarantor

                                      By: /s/ Jeff S. Drew
                                         ---------------------------------------
                                      Name:  Jeff S. Drew
                                      Title: Vice President and Treasurer

                                      DEUTSCHE BANK AG, NEW YORK BRANCH,
                                      Individually and as Administrative Agent

                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                      STARWOOD HOTELS & RESORTS WORLDWIDE, INC., as the Borrower and Guarantor

                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      STARWOOD CANADA CORP.,  as an Alternate
                                      Currency Revolving Loan Borrower

                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      STARWOOD HOLDING CORPORATION, as Guarantor

                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      DEUTSCHE BANK AG, NEW YORK BRANCH
                                      Individually and as Administrative Agent

                                      By: /s/ Steven P. Lapham
                                         ---------------------------------------
                                      Name: Steven P. Lapham
                                      Title: Director

                                      By: /s/ Brenda Casey
                                         ---------------------------------------
                                      Name:  Brenda Casey
                                      Title: Vice President

                                       SIGNATURE PAGE TO THE FIRST
                                       AMENDMENT DATED AS OF MARCH 31,
                                       2003, TO THE CREDIT AGREEMENT,
                                       DATED AS OF OCTOBER 9, 2002,
                                       AMONG STARWOOD HOTELS & RESORTS
                                       WORLDWIDE, INC., CERTAIN ADDITIONAL
                                       ALTERNATE CURRENCY REVOLVING LOAN
                                       BORROWERS, THE VARIOUS LENDERS
                                       PARTY THERETO, DEUTSCHE BANK AG,
                                       NEW YORK BRANCH, AS ADMINISTRATIVE
                                       AGENT, JPMORGAN CHASE BANK, AS
                                       SYNDICATION AGENT AND BANK OF
                                       AMERICA, N.A., FLEET NATIONAL
                                       BANK AND SOCIETE GENERALE, AS
                                       CO-DOCUMENTATION AGENTS

                                       NAME OF INSTITUTION:

                                       Bank of America, N.A.
                                       ---------------------


                                       By:  /s/ Ansel McDowell
                                            --------------------
                                            Name:    Ansel McDowell
                                            Title:   Principal

                                       SIGNATURE PAGE TO THE FIRST
                                       AMENDMENT DATED AS OF MARCH 28,
                                       2003, TO THE CREDIT AGREEMENT,
                                       DATED AS OF OCTOBER 9, 2002,
                                       AMONG STARWOOD HOTELS & RESORTS
                                       WORLDWIDE, INC., CERTAIN ADDITIONAL
                                       ALTERNATE CURRENCY REVOLVING LOAN
                                       BORROWERS, THE VARIOUS LENDERS
                                       PARTY THERETO, DEUTSCHE BANK AG,
                                       NEW YORK BRANCH, AS ADMINISTRATIVE
                                       AGENT, JPMORGAN CHASE BANK, AS
                                       SYNDICATION AGENT AND BANK OF
                                       AMERICA, N.A., FLEET NATIONAL
                                       BANK AND SOCIETE GENERALE, AS
                                       CO-DOCUMENTATION AGENTS

                                       NAME OF INSTITUTION:

                                       Bank of Hawaii
                                       ---------------------


                                       By:  /s/ Luke Yeh
                                            --------------------
                                            Name:    Luke Yeh
                                            Title:   Vice President

                                       SIGNATURE PAGE TO THE FIRST
                                       AMENDMENT DATED AS OF MARCH 31,
                                       2003, TO THE CREDIT AGREEMENT,
                                       DATED AS OF OCTOBER 9, 2002,
                                       AMONG STARWOOD HOTELS & RESORTS
                                       WORLDWIDE, INC., CERTAIN ADDITIONAL
                                       ALTERNATE CURRENCY REVOLVING LOAN
                                       BORROWERS, THE VARIOUS LENDERS
                                       PARTY THERETO, DEUTSCHE BANK AG,
                                       NEW YORK BRANCH, AS ADMINISTRATIVE
                                       AGENT, JPMORGAN CHASE BANK, AS
                                       SYNDICATION AGENT AND BANK OF
                                       AMERICA, N.A., FLEET NATIONAL
                                       BANK AND SOCIETE GENERALE, AS
                                       CO-DOCUMENTATION AGENTS

                                       BANK OF MONTREAL

                                       /S/ G. K. Steele
                                       ---------------------


                                       By:
                                          -------------------
                                          Name:   Greg K. Steele
                                          Title:  Vice President

                                       SIGNATURE PAGE TO THE FIRST
                                       AMENDMENT DATED AS OF MARCH 28,
                                       2003, TO THE CREDIT AGREEMENT,
                                       DATED AS OF OCTOBER 9, 2002,
                                       AMONG STARWOOD HOTELS & RESORTS
                                       WORLDWIDE, INC., CERTAIN ADDITIONAL
                                       ALTERNATE CURRENCY REVOLVING LOAN
                                       BORROWERS, THE VARIOUS LENDERS
                                       PARTY THERETO, DEUTSCHE BANK AG,
                                       NEW YORK BRANCH, AS ADMINISTRATIVE
                                       AGENT, JPMORGAN CHASE BANK, AS
                                       SYNDICATION AGENT AND BANK OF
                                       AMERICA, N.A., FLEET NATIONAL
                                       BANK AND SOCIETE GENERALE, AS
                                       CO-DOCUMENTATION AGENTS

                                       NAME OF INSTITUTION:

                                       Bank Leumi USA
                                       ---------------------


                                       By:  /s/ Joung H. Hong
                                            --------------------
                                            Name:    Joung H. Hong
                                            Title:   Vice President

                                       SIGNATURE PAGE TO THE FIRST
                                       AMENDMENT DATED AS OF MARCH 28,
                                       2003, TO THE CREDIT AGREEMENT,
                                       DATED AS OF OCTOBER 9, 2002,
                                       AMONG STARWOOD HOTELS & RESORTS
                                       WORLDWIDE, INC., CERTAIN ADDITIONAL
                                       ALTERNATE CURRENCY REVOLVING LOAN
                                       BORROWERS, THE VARIOUS LENDERS
                                       PARTY THERETO, DEUTSCHE BANK AG,
                                       NEW YORK BRANCH, AS ADMINISTRATIVE
                                       AGENT, JPMORGAN CHASE BANK, AS
                                       SYNDICATION AGENT AND BANK OF
                                       AMERICA, N.A., FLEET NATIONAL
                                       BANK AND SOCIETE GENERALE, AS
                                       CO-DOCUMENTATION AGENTS

                                       NAME OF INSTITUTION:

                                       The Bank of Nova Scotia,
                                       New York Agency,
                                       -------------------------------


                                       By:  /s/ T. J. McNaught
                                            --------------------------
                                            Name:    T. J. McNaught
                                            Title:   Director

                                       SIGNATURE PAGE TO THE FIRST
                                       AMENDMENT DATED AS OF MARCH 28,
                                       2003, TO THE CREDIT AGREEMENT,
                                       DATED AS OF OCTOBER 9, 2002,
                                       AMONG STARWOOD HOTELS & RESORTS
                                       WORLDWIDE, INC., CERTAIN ADDITIONAL
                                       ALTERNATE CURRENCY REVOLVING LOAN
                                       BORROWERS, THE VARIOUS LENDERS
                                       PARTY THERETO, DEUTSCHE BANK AG,
                                       NEW YORK BRANCH, AS ADMINISTRATIVE
                                       AGENT, JPMORGAN CHASE BANK, AS
                                       SYNDICATION AGENT AND BANK OF
                                       AMERICA, N.A., FLEET NATIONAL
                                       BANK AND SOCIETE GENERALE, AS
                                       CO-DOCUMENTATION AGENTS

                                       NAME OF INSTITUTION:

                                       Bank One, NA
                                       ---------------------


                                       By:  /s/ Dennis J. Redpath
                                            --------------------
                                            Name:    Dennis J. Redpath
                                            Title:   Director, Capital Markets

                                       SIGNATURE PAGE TO THE FIRST
                                       AMENDMENT DATED AS OF MARCH 28,
                                       2003, TO THE CREDIT AGREEMENT,
                                       DATED AS OF OCTOBER 9, 2002,
                                       AMONG STARWOOD HOTELS & RESORTS
                                       WORLDWIDE, INC., CERTAIN ADDITIONAL
                                       ALTERNATE CURRENCY REVOLVING LOAN
                                       BORROWERS, THE VARIOUS LENDERS
                                       PARTY THERETO, DEUTSCHE BANK AG,
                                       NEW YORK BRANCH, AS ADMINISTRATIVE
                                       AGENT, JPMORGAN CHASE BANK, AS
                                       SYNDICATION AGENT AND BANK OF
                                       AMERICA, N.A., FLEET NATIONAL
                                       BANK AND SOCIETE GENERALE, AS
                                       CO-DOCUMENTATION AGENTS

                                       NAME OF INSTITUTION:

                                       BNP Paribas
                                       ---------------------


                                       By:  /s/ Janice S. H. Ho
                                            --------------------
                                            Name:    Janice S. H. Ho
                                            Title:   Director

                                            /s/ Tjalling Terpstra
                                            ---------------------
                                                     Director

                                       SIGNATURE PAGE TO THE FIRST
                                       AMENDMENT DATED AS OF MARCH 28,
                                       2003, TO THE CREDIT AGREEMENT,
                                       DATED AS OF OCTOBER 9, 2002,
                                       AMONG STARWOOD HOTELS & RESORTS
                                       WORLDWIDE, INC., CERTAIN ADDITIONAL
                                       ALTERNATE CURRENCY REVOLVING LOAN
                                       BORROWERS, THE VARIOUS LENDERS
                                       PARTY THERETO, DEUTSCHE BANK AG,
                                       NEW YORK BRANCH, AS ADMINISTRATIVE
                                       AGENT, JPMORGAN CHASE BANK, AS
                                       SYNDICATION AGENT AND BANK OF
                                       AMERICA, N.A., FLEET NATIONAL
                                       BANK AND SOCIETE GENERALE, AS
                                       CO-DOCUMENTATION AGENTS

                                       NAME OF INSTITUTION:

                                       Credit Lyonnuis
                                       ---------------------


                                       By:  /s/ David Bowers
                                            --------------------
                                            Name:    David Bowers
                                            Title:   Vice President

                                       SIGNATURE PAGE TO THE FIRST
                                       AMENDMENT DATED AS OF MARCH 28,
                                       2003, TO THE CREDIT AGREEMENT,
                                       DATED AS OF OCTOBER 9, 2002,
                                       AMONG STARWOOD HOTELS & RESORTS
                                       WORLDWIDE, INC., CERTAIN ADDITIONAL
                                       ALTERNATE CURRENCY REVOLVING LOAN
                                       BORROWERS, THE VARIOUS LENDERS
                                       PARTY THERETO, DEUTSCHE BANK AG,
                                       NEW YORK BRANCH, AS ADMINISTRATIVE
                                       AGENT, JPMORGAN CHASE BANK, AS
                                       SYNDICATION AGENT AND BANK OF
                                       AMERICA, N.A., FLEET NATIONAL
                                       BANK AND SOCIETE GENERALE, AS
                                       CO-DOCUMENTATION AGENTS

                                       ERSTE BANK, NEW YORK BRANCH:


                                       By:  /s/ Gregory T. Aptman
                                            --------------------
                                            Name:    Gregory T. Aptman
                                            Title:   Vice President


                                       By:  /s/ Bryan Lynch
                                             --------------------
                                            Name:    Bryan Lynch
                                            Title:   First Vice President

                                       SIGNATURE PAGE TO THE FIRST
                                       AMENDMENT DATED AS OF MARCH 28,
                                       2003, TO THE CREDIT AGREEMENT,
                                       DATED AS OF OCTOBER 9, 2002,
                                       AMONG STARWOOD HOTELS & RESORTS
                                       WORLDWIDE, INC., CERTAIN ADDITIONAL
                                       ALTERNATE CURRENCY REVOLVING LOAN
                                       BORROWERS, THE VARIOUS LENDERS
                                       PARTY THERETO, DEUTSCHE BANK AG,
                                       NEW YORK BRANCH, AS ADMINISTRATIVE
                                       AGENT, JPMORGAN CHASE BANK, AS
                                       SYNDICATION AGENT AND BANK OF
                                       AMERICA, N.A., FLEET NATIONAL
                                       BANK AND SOCIETE GENERALE, AS
                                       CO-DOCUMENTATION AGENTS

                                       NAME OF INSTITUTION:

                                       First Hawaiian Bank
                                       ---------------------


                                       By:  /s/ Charles L. Jenkins
                                            --------------------
                                            Name:    Charles L. Jenkins
                                            Title:   Vice President, Manager

                                       SIGNATURE PAGE TO THE FIRST
                                       AMENDMENT DATED AS OF MARCH 28,
                                       2003, TO THE CREDIT AGREEMENT,
                                       DATED AS OF OCTOBER 9, 2002,
                                       AMONG STARWOOD HOTELS & RESORTS
                                       WORLDWIDE, INC., CERTAIN ADDITIONAL
                                       ALTERNATE CURRENCY REVOLVING LOAN
                                       BORROWERS, THE VARIOUS LENDERS
                                       PARTY THERETO, DEUTSCHE BANK AG,
                                       NEW YORK BRANCH, AS ADMINISTRATIVE
                                       AGENT, JPMORGAN CHASE BANK, AS
                                       SYNDICATION AGENT AND BANK OF
                                       AMERICA, N.A., FLEET NATIONAL
                                       BANK AND SOCIETE GENERALE, AS
                                       CO-DOCUMENTATION AGENTS

                                       NAME OF INSTITUTION:

                                       FLEET NATIONAL BANK


                                       By:  /s/ Kathleen M. Ahern
                                            --------------------
                                            Name:    Kathleen M. Ahern
                                            Title:   Director

                                       SIGNATURE PAGE TO THE FIRST
                                       AMENDMENT DATED AS OF MARCH 28,
                                       2003, TO THE CREDIT AGREEMENT,
                                       DATED AS OF OCTOBER 9, 2002,
                                       AMONG STARWOOD HOTELS & RESORTS
                                       WORLDWIDE, INC., CERTAIN ADDITIONAL
                                       ALTERNATE CURRENCY REVOLVING LOAN
                                       BORROWERS, THE VARIOUS LENDERS
                                       PARTY THERETO, DEUTSCHE BANK AG,
                                       NEW YORK BRANCH, AS ADMINISTRATIVE
                                       AGENT, JPMORGAN CHASE BANK, AS
                                       SYNDICATION AGENT AND BANK OF
                                       AMERICA, N.A., FLEET NATIONAL
                                       BANK AND SOCIETE GENERALE, AS
                                       CO-DOCUMENTATION AGENTS


                                       JPMorgan Chase Bank


                                       By:  /s/ John Mix
                                            --------------------
                                            Name:    John Mix
                                            Title:   V.P.

                                       SIGNATURE PAGE TO THE FIRST
                                       AMENDMENT DATED AS OF MARCH 28,
                                       2003, TO THE CREDIT AGREEMENT,
                                       DATED AS OF OCTOBER 9, 2002,
                                       AMONG STARWOOD HOTELS & RESORTS
                                       WORLDWIDE, INC., CERTAIN ADDITIONAL
                                       ALTERNATE CURRENCY REVOLVING LOAN
                                       BORROWERS, THE VARIOUS LENDERS
                                       PARTY THERETO, DEUTSCHE BANK AG,
                                       NEW YORK BRANCH, AS ADMINISTRATIVE
                                       AGENT, JPMORGAN CHASE BANK, AS
                                       SYNDICATION AGENT AND BANK OF
                                       AMERICA, N.A., FLEET NATIONAL
                                       BANK AND SOCIETE GENERALE, AS
                                       CO-DOCUMENTATION AGENTS

                                       NAME OF INSTITUTION:

                                       ING Capital LLC


                                       By:  /s/ David A. Mazujian
                                            --------------------
                                            Name:    David A. Mazujian
                                            Title:   Managing Director

                                       SIGNATURE PAGE TO THE FIRST
                                       AMENDMENT DATED AS OF MARCH 28,
                                       2003, TO THE CREDIT AGREEMENT,
                                       DATED AS OF OCTOBER 9, 2002,
                                       AMONG STARWOOD HOTELS & RESORTS
                                       WORLDWIDE, INC., CERTAIN ADDITIONAL
                                       ALTERNATE CURRENCY REVOLVING LOAN
                                       BORROWERS, THE VARIOUS LENDERS
                                       PARTY THERETO, DEUTSCHE BANK AG,
                                       NEW YORK BRANCH, AS ADMINISTRATIVE
                                       AGENT, JPMORGAN CHASE BANK, AS
                                       SYNDICATION AGENT AND BANK OF
                                       AMERICA, N.A., FLEET NATIONAL
                                       BANK AND SOCIETE GENERALE, AS
                                       CO-DOCUMENTATION AGENTS

                                       NAME OF INSTITUTION:

                                       Lehman Commercial Paper Inc.
                                       ----------------------------


                                       By:  /s/ Suzanne Flynn
                                            --------------------
                                            Name:    Suzanne Flynn
                                            Title:   Authorized Signatory

                                       SIGNATURE PAGE TO THE FIRST
                                       AMENDMENT DATED AS OF MARCH 28,
                                       2003, TO THE CREDIT AGREEMENT,
                                       DATED AS OF OCTOBER 9, 2002,
                                       AMONG STARWOOD HOTELS & RESORTS
                                       WORLDWIDE, INC., CERTAIN ADDITIONAL
                                       ALTERNATE CURRENCY REVOLVING LOAN
                                       BORROWERS, THE VARIOUS LENDERS
                                       PARTY THERETO, DEUTSCHE BANK AG,
                                       NEW YORK BRANCH, AS ADMINISTRATIVE
                                       AGENT, JPMORGAN CHASE BANK, AS
                                       SYNDICATION AGENT AND BANK OF
                                       AMERICA, N.A., FLEET NATIONAL
                                       BANK AND SOCIETE GENERALE, AS
                                       CO-DOCUMENTATION AGENTS

                                       NAME OF INSTITUTION:

                                       SANPAOLO IMI S.p.A.
                                       -------------------


                                       By:  /s/ Cathy R. Lesse
                                            --------------------
                                            Name:   Cathy R. Lesse
                                            Title:  Vice President

                                       By:  /s/ Renato Carducci
                                            ---------------------
                                            Name:  Renato Carducci
                                            Title: EVP/General Manager

                                       SIGNATURE PAGE TO THE FIRST
                                       AMENDMENT DATED AS OF MARCH 31,
                                       2003, TO THE CREDIT AGREEMENT,
                                       DATED AS OF OCTOBER 9, 2002,
                                       AMONG STARWOOD HOTELS & RESORTS
                                       WORLDWIDE, INC., CERTAIN ADDITIONAL
                                       ALTERNATE CURRENCY REVOLVING LOAN
                                       BORROWERS, THE VARIOUS LENDERS
                                       PARTY THERETO, DEUTSCHE BANK AG,
                                       NEW YORK BRANCH, AS ADMINISTRATIVE
                                       AGENT, JPMORGAN CHASE BANK, AS
                                       SYNDICATION AGENT AND BANK OF
                                       AMERICA, N.A., FLEET NATIONAL
                                       BANK AND SOCIETE GENERALE, AS
                                       CO-DOCUMENTATION AGENTS

                                       NAME OF INSTITUTION:

                                       Societe Generale
                                       ---------------------


                                       By:  /s/ Jason Dean
                                            --------------------
                                            Name:    Jason Dean
                                            Title:   Vice President